Prospectus Supplement	January 30, 2019

Putnam VT Small Cap Value Fund
Prospectus dated April 30, 2018

Effective January 31, the sub-section Your fund’s management in the section Fund summary and the sub-section The fund’s investment manager in the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio manager is now Michael Petro.

Mr. Petro joined the fund in January 2019 and is Portfolio Manager. He joined Putnam Investments in 2002 and over the past five years has been employed as a Portfolio Manager and Analyst.

The SAI provides information about this individual’s compensation, other accounts managed by this individual and this individual’s ownership of securities in the fund.

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Statement of Additional Information Supplement	January 30, 2019

Putnam VT Small Cap Value Fund
Statement of Additional Information dated April 30, 2018

Effective January 31, 2019, the sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGER section are restated in their entirety as follows to reflect that the fund’s portfolio manager is now Michael Petro.

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's portfolio manager managed as of December 31, 2018. The other accounts may include accounts for which the individual was not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Other accounts
(including separate
accounts, managed
account programs and
	Other SEC-registered		Other accounts that		single-sponsor defined
Portfolio	open-end and closed-		pool assets from more		contribution plan
manager	end funds		than one client		offerings)
	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets
Michael Petro	0	$0	1	$200,000	1	$500,000

Ownership of securities

As of December 31, 2018, Mr. Petro and his immediate family members did not beneficially own equity securities in the fund. The fund is offered only to separate accounts of insurance companies. Individual investors may not invest in the fund directly, but only through purchasing variable annuity contracts or variable life insurance policies that include the fund as an investment option.

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